Investor Presentation May 14th, 2019 NASDAQ: CATC Parent of Cambridge Trust Company Ex. 99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Company Profile (as of March 31, 2019) Banking subsidiary: Cambridge Trust Company (1890) Headquarters: Harvard Square, Cambridge, MA Assets: $2.1 billion ($2.6 billion pro forma with Optima) Wealth Management Assets $3.1 billion Loans: $1.6 billion ($2.0 billion pro forma with Optima) Deposits: $1.9 billion ($2.3 billion pro forma with Optima) Non-interest income: 33% of revenue NASDAQ: CATC

Geographic Footprint Geographic Footprint NH MA Former Optima Branches Cambridge Trust Branches Wealth Management Offices

Why Cambridge Bancorp? Continued focus on client service while investing for growth Business Model Focused private banking business model Attractive geographic markets Affluent client base Investing for future growth Culture Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Performance Consistently profitable Strong returns Core deposit funded Well-capitalized Credit Strong asset quality Sound underwriting acumen and risk management practices

Targeted Operating Model A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services

Local Market Economy and Client Base Full employment (3.0% MA, 2.4% NH) 1 95% of New England employment growth since pre-recession peak to October 2018 in MA and NH Supported by a diverse economy: Healthcare Education Talented workforce drives business location Innovation Life Sciences Technology Industry cluster effect, vital to business expansion and attraction Client base skews affluent due to Wealth management focus 1 Source: Bureau of Labor Statistics as of March 2019 (Preliminary)

Recent Strategic Process Announced completion of merger with Optima Bank & Trust effective April 17th, 2019 Addition of 6 banking office locations in New Hampshire to complement over $1 Billion of Wealth Management assets in this important market. Generated record operating earnings in 2018 Launched new brand identity, bank website and brand awareness campaign Named in the Top 25 Independent Investment Advisors in Massachusetts (according to Boston Business Journal) Increased resources to support expansion of business development and Innovation Banking initiatives

Strong Financial Performance Net Income (operating) and Diluted Earnings Per Share (operating) 5-Year Net Income CAGR (through 2018) +11.0% (In Dollars) *Net Income (operating) and Diluted EPS (operating) are adjusted to exclude a tax charge in 2017 and merger related expenses in 2018 and 2019. See Appendix on pages 38-39 for GAAP – Non-GAAP reconciliation (In Millions)

Total Deposits & Cost of Total Deposits (In Millions) 5.25-Year CAGR (through 2019) +5.9% Demand 26% of Total Deposits

Total Loans and Assets (In Millions) 5.25-Year Loans CAGR (through 2019) +10.0%

Diversified Loan Portfolio As of March 31, 2019) 54.0% Commercial 46.0% Consumer

Strong Asset Quality 11.25 year average net charge-off rate of 0.01% (as of March 31, 2019) 2014 2015 2016 2017 2018 Q1 2019 Non Performing Loans (NPLs) $1,629 $1,481 $1,676 $1,298 $642 $626 NPLs / Total Loans 0.15% 0.12% 0.13% 0.10% 0.04% 0.04% Net (Charge-Offs) Recoveries / Average Loans $11 0 bps ($153) (1 bps) ($62) (0 bps) ($303) (2 bps) ($54) (0 bps) ($23) (0 bps) Allowance / Total Loans 1.32% 1.27% 1.16% 1.13% 1.08% 1.07%

Non-Interest Income – Stable Source of Revenue (In Millions) 33% of Revenue $33.0

Net Interest Margin (Fully Taxable Equivalent) *

Other Key Performance Measures 2016 2017 2018 Q1 2019 Return on Average Assets (Operating)* 0.95% 1.00% 1.21% 1.20% Return on Average Equity (Operating)* 12.77% 13.21% 15.45% 15.11% Book Value Per Share $33.36 $36.24 $40.67 $41.78 Revenue Growth 6% 7% 10% 4% *Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted to exclude a tax charge in 2017 and merger related expenses in 2018 and 2019. See Appendix on pages 38-39 for GAAP – Non-GAAP reconciliation

Strong Capital Position (As of March 31, 2019)

Business Line Updates

Commercial Banking 2018 Results: Total commercial loan growth of $153 million or 22% Commercial & industrial loan growth of $28 million or 44% Business deposits, representing 41% of total deposits, had growth of $71 million or 11% Commercial Loan asset quality remains pristine Non-Performing Commercial Loans to Commercial Loans at 0.00% Investments & Growth Opportunities: Further investment in Innovation Banking in 2019 Cambridge and Greater Boston are one of the most innovative and entrepreneurial ecosystems in the world Expand business development team

Wealth Management 2018 Results: New Hampshire AUM approximately $1 billion or 36% of total managed assets Strong equity performance versus market benchmarks in 2018, which was capped with a period of declining equity prices Investments and Growth Opportunities: Increase the AUM in NH as part of the merger with Optima, adding to the suite of products available to existing clients Invest in Business Development Complement current global investment strategy with a more structured and analytical asset allocation process Deepen existing manager selection process Increase the opportunity set for clients by adding access to a broader range of asset classes Improve technology platform

Wealth Management Assets Under Management and Administration 5.25-Year CAGR (through 2019) +6.7% (In Millions) $2,449 $2,877

Wealth Management Revenue 5-Year CAGR (through 2018) +9.1% (In Millions)

Net Client Flows * Two clients make up approximately 93% of the net outflows in 2018 FY 2015 FY 2016 FY 2017 FY 2018 * Q1 2019 Starting AUM $2,290 $2,329 $2,573 $2,971 $2,760 Net Flows 7 194 74 (176) (13) Appreciation & Income Net of Fees 32 50 324 (35) 243 Ending AUM $2,329 $2,573 $2,971 $2,760 $2,990 Custody Assets 120 116 115 117 109 Total WM Assets $2,449 $2,689 $3,086 $2,877 $3,099

Personal Banking 2018 Results: Core Deposits grew 4.6% or $74.4 million in 2018 Strong core deposit base as evidenced by a 19% interest bearing deposit beta since beginning of the current economic cycle Adjustable rate residential loan growth of $71 million or 29.5% Total residential loan originations of $145M, an increase of 23.9% over prior year Addition of experienced bankers: John Sullivan as SVP, Director of Personal Lending Kerri Mooney as SVP, Director of Private Banking Offices Investments & Growth Opportunities: With the completion of the merger, additional base of clients to deepen banking relationships

Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base

Merger with Optima Bank & Trust

Financial Highlights (1) Source: S&P Global Market Intelligence (1) Regulatory Bank-Level Data as of 03/31/2019 * LTM – Last Twelve Months Overview of Optima Bank & Trust Company A Leading Commercial Bank in Southeastern New Hampshire Founded in 2008 by local businesspeople and bankers with extensive ties to southeastern New Hampshire SixbranchesthroughoutattractivesoutheasternNew Hampshire Rockingham, Strafford, and Hillsborough Counties represent >$20 billion in FDIC deposits Diverse economy including manufacturing, higher education, technology, biotech, and healthcare Median New Hampshire household income of ~$78k Headquartered in Portsmouth, New Hampshire, with leading market share Portsmouth is the commercial center of affluent Seacoast Region 50 miles from each of Boston (MA), Portland (ME), and Manchester (NH) Median household income of ~$80k Commercial and Residential lending expertise In-market focus with loans originated in southern New Hampshire Exceptional asset quality track record

Stock Performance & Dividend

Focus on Shareholder Value Stock Price Performance Source:  S&P Global Market Intelligence © 2019

Dividends Paid Per Share 20 years of increased dividends (1999 – 2018)

Q1 2019 Performance Highlights Net Income (Operating)* (in thousands) Diluted EPS (Operating)* Return on Average Assets (Operating)* (Annualized) Total Assets (in millions) Wealth Management AUM (in millions) Return on Average Equity (Operating)* (Annualized) *Net Income (Operating), Diluted EPS (Operating), Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted for merger related expenses in 2018 and 2019. See Appendix on pages 38 and 39 for GAAP – Non-GAAP reconciliation Y/Y growth 7.80% Y/Y growth 8.27%

Summary Private Banking Business Model Diverse revenue stream (Non-interest income, 33% of Revenue) Attractive Geographic Market Boston-Cambridge-Quincy, MA-NH unemployment rate of 2.8%** Diverse innovative economy Affluent Markets Solid financial performance Top quartile return on average equity as compared to peer* Core Deposit funded Demand deposits represent 26% of total deposits (March 2019) Sound risk manager with excellent asset quality track record * As compared to the most recent BHCPR Report for Peer 3 ($1B - $3B) (data as of December 2018) ** Bureau of Labor Statistics February 2019 (Preliminary)

Appendix: Local Market Potential and Interest Rate Risk

Appendix - Compelling Local Markets 1 Source: SNL Financial 2019 median HH Income 2 Based on Nielsen P$YCLE Segmentation as of August 2018   Median HH Income 1 CTC Households in Top 10 Affluent Segments 2 CTC Locations in Middlesex County:     Cambridge $97,929 53.60% Belmont $128,763 58.30% Concord $160,312 81.90% Lexington $171,974 79.20% Weston $212,544 86.60% Middlesex County is the most attractive county in Massachusetts. Cambridge Trust Company ranks #12 in deposit market share within the County as of June 30, 2018. Overall, the median household income for all of Middlesex County is 26% higher than that of Massachusetts. New Hampshire ranks 7th in the U.S. in millionaires per capita and 8th in household income (~$78k)   Median HH Income 1 United States $63,174 Massachusetts $82,084 New Hampshire $77,568 Rockingham County, NH $91,891 Middlesex County $103,121

Appendix - Local Market Potential Innovation Economy Venture Capital (VC) funding Massachusetts’ average share of annual U.S. VC investment from 2007 to 2017 was 9.2%, ranging from around 8% to 11% annually. The Commonwealth’s VC investment was at 9.4% of the U.S. total in 2017 1 Healthcare and Internet were by far the largest target industries for VC funding in Massachusetts in 2017, representing 53.7% and 21.0% respectively, of total VC funding for the state 1 Funding to New England-based VC-backed companies hit $11B in 2018, as deals increased to 536 transactions 2 2018 was the biggest year of investments for New England since 2000 New England based companies raised $2.7B in Q1 ‘19, an 8% jump compared to Q4 ’18 3 Funding in FY 2017 was $2.12 billion in Cambridge, $1.49 billion in Boston, and $894.1 million in the 128 Belt 4 1 The ANNUAL INDEX of the MASSACHUSETTS INNOVATION ECONOMY - 2018 EDITION 2 PwC / CB Insights MoneyTree Report, Q4 2018 3 PwC / CB Insights MoneyTree Report, Q1 2019 4 Cushman & Wakefield 2018 BIOWATCH REPORT

Interest Rate Risk Profile Net Interest Income (NII) Sensitivity (As of March 31, 2019)

Appendix: GAAP to Non-GAAP Reconciliations

Appendix - GAAP to Non-GAAP Reconciliations GAAP to Non-GAAP Reconciliation (Dollars in thousands, except per share data)*Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Company. Management uses non-GAAP financial measures in its analysis of the Company’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measure.Merger Cost and Tax Reform Impact on Net IncomeFor the Full Year Period ending on December 31st20172018(Dollars in thousands except per share data)Net Income (a GAAP Measure) $14,816 $23,881 Merger Costs - 201 Tax Effect of Merger related Costs(1) - (56)Impact of the tax cuts and jobs act of 2017(2) 3,869 - Operating Net Income (a non-GAAP Measure) $18,685 $24,026 Less Dividends and Undistributed Earnings $(198) $(240)Operating Income to Common Shareholders $18,487 $23,786 Weighted average diluted shares 4,065,754 4,098,633 Operating Diluted earnings per share 4.55 5.80 Return on Average Assets (Operating)20172018Net income (Operating) (a non-GAAP measure) $18,685 $24,026 Average assets $1,875,136 $1,980,580 Return on avg. assets (Operating) (a non-GAAP measure)1.00%1.21%Return on Average Equity (Operating)20172018Net income (Operating) (a non-GAAP measure) $18,685 $24,026 Average equity $141,488 $155,546 Return on avg. equity (Operating) (a non-GAAP measure)13.21%15.45%(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income. (2) Income tax adjustment related to the re-measurement of net deferred tax assets due to the Tax Cuts and Jobs Act.

Appendix - GAAP to Non-GAAP Reconciliations GAAP to Non-GAAP Reconciliation (Dollars in thousands, except per share data)*Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Company. Management uses non-GAAP financial measures in its analysis of the Company’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measure.Merger Cost and Tax Reform Impact on Net IncomeFor the Period ending on March 31stQ1 2018Q1 2019(Dollars in thousands except per share data)Net Income (a GAAP Measure) $5,805 $6,198 Merger Costs - 91 Tax Effect of Merger related Costs(1) - (4)Operating Net Income (a non-GAAP Measure) $5,805 $6,285 Less Dividends and Undistributed Earnings $(64) $(62)Operating Income to Common Shareholders $5,741 $6,223 Weighted average diluted shares 4,071,975 4,106,658 Operating Diluted earnings per share 1.41 1.52 Return on Average Assets (Operating)Q1 2018Q1 2019Net income (Operating) (a non-GAAP measure) $5,805 $6,285 Average assets $1,946,341 $2,131,975 Return on avg. assets (Operating) (a non-GAAP measure)1.21%1.20%Return on Average Equity (Operating)Q1 2018Q1 2019Net income (Operating) (a non-GAAP measure) $5,805 $6,285 Average equity $148,981 $168,676 Return on avg. equity (Operating) (a non-GAAP measure)15.80%15.11%(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5543 Mark D. Thompson President 617-441-1505